Exhibit 8.1

Subsidiaries of Enlight Renewable Energy Ltd.

NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
ELEMENTS L.P.	CAYMAN
ELEMETNS GENERAL PARTNER LIMITED PARTNERSHIP	CAYMAN
AUREUS SOLIS D.O.O.	CROATIA
MO-BO ENERGIJA D.O.O.	CROATIA
SE BENKOVAC D.O.O.	CROATIA
SE KOLARINA D.O.O.	CROATIA
SE RAŠTEVIĆ D.O.O.	CROATIA
VJETROELEKTRANA LUKOVAC D.O.O. ZA PROIZVODNJU ELEKTRIČNE ENERGIJE (CROATIA)	CROATIA
ENLIGHT ESHKOL VERED CYPRUS LIMITED	CYPRUS
NEG NORDIC ENERGIES - GERMANY GMBH & CO. KG (GERMAN LIMITED PARTNERSHIP)	GERMANY
NEG NORDIC ENERGIES - GERMANYVERWALTUNGSGESELLSCHAFT GMBH (GERMAN GP)	GERMANY
DANUBA ENERGIES KFT.	HUNGARY
ENLIGHT CREPAJA KFT	HUNGARY
ENLIGHT EU ENERGIES KFT.	HUNGARY
IBERIAN ENERGIES KFT.	HUNGARY
MEGUJULOHAZ KFT.	HUNGARY
MOVILIM RENEWABLE ENERGIES EU KFT.	HUNGARY
NORDIC ENERGIES KFT.	HUNGARY
RAABA ACDC KFT.	HUNGARY
RAABA FLOW KORLÁTOLT FELELŐSSÉGŰ TÁRSASÁG	HUNGARY
RAABA GREEN KFT.	HUNGARY
ENLIGHT ENERGY IRELAND LIMITED	IRELAND
TULLYNAMOYLE WIND FARM 3 LIMITED	IRELAND
A.E. SHIKMA WIND ENERGY LTD	ISRAEL
A.N. FARAN SOLAR LIMITED PATRNERSHIP	ISRAEL
BANANOT HAHOF ENLIGHT LIMITED PARTNERSHIP	ISRAEL
BANANOT HAHOF ENLIGHT MANAGEMENT LTD	ISRAEL
CORE CAPITAL MANAGEMENT LTD	ISRAEL
DANUBA POWER, LIMITED PARTNERSHIP	ISRAEL
E.A AVITAL WIND ENERGY LTD	ISRAEL
E.A. ALON WIND ENERGY LTD	ISRAEL
E.A. LAVI WIND, LIMITED PARTNERSHIP	ISRAEL

E.A. SAPIR WIND ENERGY LTD	ISRAEL
E.N. MAHANAYIM LIMITED PARTNERSHIP	ISRAEL
E.N. MAHANAYIM MANAGEMENT LTD	ISRAEL
E.N. NIR AKIVA MANAGEMENT LTD	ISRAEL
ELEMENTS GENERAL PARTNER LIMITED PARTNERSHIP	ISRAEL
ELEMENTS GPGP LTD	ISRAEL
ELEMENTS MC LTD	ISRAEL
EMEK HABACHA. WIND ENERGY LTD.	ISRAEL
ENILGHT ASSETS LTD	ISRAEL
ENLIGHT - AVEERAM ENTERPRISE, LIMITED PARTNERSHIP	ISRAEL
ENLIGHT - BEIT RIMON MANAGEMENT LTD	ISRAEL
ENLIGHT ENERGY (M.F.N) LIMITED PARTNERSHIP	ISRAEL
ENLIGHT - ESHKOL MIMUN, L.P	ISRAEL
ENLIGHT - MANAGEMENT KOSOVO LTD	ISRAEL
ENLIGHT - MANAGEMENT SPAIN LTD	ISRAEL
ENLIGHT - MANAGEMENT SWEDEN LTD	ISRAEL
ENLIGHT - NEWMED DEVELOPMENT, LIMITED PARTNERSHIP	ISRAEL
ENLIGHT - SHAKED MANAGEMENT LTD	ISRAEL
ENLIGHT - SHIRA HOLDINGS LTD	ISRAEL
ENLIGHT - SHOMRIA MANAGEMENT LTD	ISRAEL
ENLIGHT - SHOMRIA SOLAR, LIMITED PARTNERSHIP	ISRAEL
ENLIGHT BEIT HA-SHITA MANAGEMENT LTD	ISRAEL
ENLIGHT BEIT HA-SHITA SOLAR ENERGY, LIMITED PARTNERSHIP	ISRAEL
ENLIGHT BEIT SHIKMA LIMITED PARTNERSHIP	ISRAEL
ENLIGHT ECO 1, LIMITED PARTNERSHIP	ISRAEL
ENLIGHT ECO 2, LIMITED PARTNERSHIP	ISRAEL
ENLIGHT ECO 3, LIMITED PARTNERSHIP	ISRAEL
ENLIGHT ECO 4, LIMITED PARTNERSHIP	ISRAEL
ENLIGHT EIN HABESOR LP	ISRAEL
ENLIGHT EIN HABESOR MANAGEMENT LTD	ISRAEL
ENLIGHT ESHKOL DEKEL LIMITED PARTNERSHIP	ISRAEL
ENLIGHT ESHKOL GEFFEN LIMITED PARTNERSHIP	ISRAEL
ENLIGHT ESHKOL HADAS LIMITED PARTNERSHIP	ISRAEL
ENLIGHT ESHKOL HAVAZELET L.P	ISRAEL
ENLIGHT -ESHKOL MIMUN BLUE LIMITED PARTNERSHIP	ISRAEL

ENLIGHT- ESHKOL MIMUN GREEN,LIMITED PARTNERSHIP	ISRAEL
ENLIGHT ESHKOL VERED LIMITED PARTNERSHIP	ISRAEL
ENLIGHT -ESHKOL ZAIT,LIMITED PARTNERSHIP	ISRAEL
ENLIGHT FARAN MANAGEMENT LTD	ISRAEL
ENLIGHT FRUITS OF THE SUN LIMITED PARTNERSHIP	ISRAEL
ENLIGHT IRIS - LIMITED PARTNERSHIP	ISRAEL
ENLIGHT KIDMAT TZVI MANAGEMENT LTD	ISRAEL
ENLIGHT KIDMAT TZVI, LIMITED PARTNERSHIP	ISRAEL
ENLIGHT KISRA WIND ENERGY LP	ISRAEL
ENLIGHT KRAMIM LIMITED PARTNERSHIP	ISRAEL
ENLIGHT KRAMIM MANAGEMENT LTD	ISRAEL
ENLIGHT LAVI LP	ISRAEL
ENLIGHT LAVI MANAGEMENT LTD.	ISRAEL
ENLIGHT LILACH, LIMITED PARTNERSHIP	ISRAEL
ENLIGHT MACCABI 2 LIMITED PARTNERSHIP	ISRAEL
ENLIGHT MACCABI LIMITED PARTNERSHIP	ISRAEL
ENLIGHT MACCABI MANAGEMENT	ISRAEL
ENLIGHT MOVILIM, LIMITED PARTNERSHIP	ISRAEL
ENLIGHT RAVIVIM LTD	ISRAEL
ENLIGHT REIM MANAGEMENT LTD.	ISRAEL
ENLIGHT REIM RENEWABLE ENERGY LP	ISRAEL
ENLIGHT RENEWABLE ENERGY LTD.	ISRAEL
ENLIGHT REVIVIM EIN GEDI LIMITED PARTNERSHIP	ISRAEL
ENLIGHT REVIVIM EIN GEDI MANAGEMENT LTD	ISRAEL
ENLIGHT REVIVIM MANAGEMENT LTD	ISRAEL
ENLIGHT REVIVIM RENEWABLE ENERGY LIMITED PARTNERSHIP	ISRAEL
ENLIGHT SDE NITZAN LP	ISRAEL
ENLIGHT SDE NITZAN MANAGEMENT LTD	ISRAEL
ENLIGHT SHDEMA LTD	ISRAEL
ENLIGHT TAMAR LTD	ISRAEL
ENLIGHT TKUMA MANAGEMENT LTD	ISRAEL
ENLIGHT TKUMA RENEWABLE ENERGY LIMITED PARTNERSHIP	ISRAEL
ENLIGHT YANUACH WIND ENERGY 1 LP	ISRAEL
ENLIGHT YANUACH WIND ENERGY 2 LP	ISRAEL
ENLIGHT- YATIR WIND'S INITIATIVES LTD	ISRAEL

ENLIGHT-AVIRAM WIND'S INITIATIVES LT	ISRAEL
ENLIGHT-ESHKOL BROSH,LIMITED PARTNERSHIP	ISRAEL
ENLIGHT-ESHKOL ELLA LIMITED PARTNERSHIP	ISRAEL
ENLIGHT-FINANCE LIMITED PARTNERSHIP	ISRAEL
ENLIGHT-NEWMED CENTRAL CORPORATION, LIMITED PARTNERSHIP	ISRAEL
ESHKOL BROSH -IDAN-ENLIGHT,LIMITED PARTNERSHIP	ISRAEL
ESHKOL ELLA-,KRAMIM-ENLIGHT,LIMITED PARTNERSHIP	ISRAEL
ESHKOL GEFEN-BARBUR-ENLIGHT,LIMITED PARTNERSHIP	ISRAEL
ESHKOL HAVAZELET - HALUTZYUT ENLIGHT L.P	ISRAEL
ESHKOL ZAIT - ZAIT YAROK - ENLIGHT , L.P	ISRAEL
GILBOA 1 ENLIGHT-AVEERAM, LIMITED PARTNERSHIP	ISRAEL
GREENLIGHT WIND, LIMITED PARTNERSHIP	ISRAEL
HADAR- ENLIGHT, LIMITED PARTNERSHIP	ISRAEL
HILA-ENLIGHT, LIMITED PARTNERSHIP	ISRAEL
ISRAELI WIND ENERGY A.R. LTD	ISRAEL
KADARIM ENLIGHT MANAGEMENT LTD	ISRAEL
KADARIM ENLIGHT SOLAR, LIMITED PARTNERSHIP	ISRAEL
KARMEY HARUAH, LIMITED PARTNERSHIP	ISRAEL
M.A MOVILIM RENEWABLE ENERGIES, LIMITED PARNERSHIP	ISRAEL
MAALE GILBOA- ENLIGHT HOLDINGS LTD	ISRAEL
MED-ENLIGHT GENERAL PARTNER 2023 LTD	ISRAEL
MEY GOLAN - ENLIGHT FLOATING ENERGY 2 LIMITED PARTNERSHIP	ISRAEL
MEY GOLAN - ENLIGHT FLOATING ENERGY 2 MANAGEMENT LTD.	ISRAEL
MEY GOLAN - ENLIGHT FLOATING ENERGY 3 (DVASH) LIMITED PARTNERSHIP	ISRAEL
MEY GOLAN - ENLIGHT FLOATING ENERGY 4 (SHAABANIYA) LIMITED PARTNERSHIP	ISRAEL
MEY GOLAN - ENLIGHT FLOATING ENERGY 4 MANAGEMENT LTD	ISRAEL
MEY GOLAN - ENLIGHT FLOATING ENERGY 5 (QUNAITRA) LIMITED PARTNERSHIP	ISRAEL
MEY GOLAN - ENLIGHT FLOATING ENERGY 5 MANAGEMENT LTD	ISRAEL
MEY GOLAN - ENLIGHT FLOATING ENERGY, LIMITED PARTNERSHIP	ISRAEL

MEY GOLAN - ENLIGHT INITIATION, LIMITED PARTNERSHIP	ISRAEL
MEY GOLAN - ENLIGHT MANAGEMENT LTD	ISRAEL
MEY GOLAN ENLIGHT FLOATING ENERGY 3 MANAGEMENT LTD	ISRAEL
MIDENLIGHT TENDERS LIMITED PARTNERSHIP	ISRAEL
MIDENLIGHT TENDERS MANAGEMENT LTD	ISRAEL
MIVTAHIM GREEN ENERGIES LTD	ISRAEL
MOVILIM MANAGEMENT ENLIGHT M.A. LTD.	ISRAEL
NETIC ENERGIES - ALTERNATIVE ELECTRICAL ENERGIES LTD	ISRAEL
NORDIC WIND, LIMITED PARTNERSHIP	ISRAEL
NURIT- ENLIGTH LIMITED PARTNERSHIP	ISRAEL
ORSOL ENERGY 3 (A.A) LP	ISRAEL
ORSUN 3 LTD	ISRAEL
ORSUN ENERGY 3, LP	ISRAEL
PEROT HAGOLAN – ENLIGHT LP	ISRAEL
RUACH BERESHEET LIMITED PARTNERSHIP	ISRAEL
RUAH AVIGAIL-ENLIGHT, LIMITED PARTNERSHIP	ISRAEL
RUAH HANAN-ENLIGHT, LIMITED PARTNERSHIP	ISRAEL
RUAH HARDUF- ENLIGHT LIMITED PARNERSHIP	ISRAEL
RUAH SHIKMA - ENLIGHT LIMITED PARTNERSHIP	ISRAEL
SDE NEHEMIA-ENLIGHT,LIMITED PARTNERSHIP	ISRAEL
SUMMER FLOW, LP	ISRAEL
TALMEY BILU GREEN ENERGIES LTD	ISRAEL
THE IBERIAN WIND, LIMITED PARTNERSHIP	ISRAEL
TLAMIM ENLIGHT LTD	ISRAEL
TLAMIM- ENLIGHT RENEWABLE ENERGY LIMITED PARTNERSHIP	ISRAEL
WINDS VALLEY, LIMITED PARTNERSHIP	ISRAEL
YES-ENLIGHT GENERAL PARTNER LTD	ISRAEL
YES-ENLIGHT HOLDINGS, LIMITED PARTNERSHIP	ISRAEL
WIND FARM RAMA MAGSHIMIM - COOPERATIVE AGRICULTURAL ASSOCIATION LTD.*	ISRAEL
WIND FARM NATUR - COOPERATIVE AGRICULTURAL ASSOCIATION LTD.*	ISRAEL
WIND FARM MAALE GAMLA - COOPERATIVE AGRICULTURAL ASSOCIATION LTD.*	ISRAEL
WIND FARM MEVO HAMA - COOPERATIVE AGRICULTURAL ASSOCIATION LTD.*	ISRAEL

WIND FARM KANAF - COOPERATIVE AGRICULTURAL ASSOCIATION LTD.*	ISRAEL
WIND FARM YONATAN - COOPERATIVE AGRICULTURAL ASSOCIATION LTD.*	ISRAEL
WIND FARM ALONEI HABASHAN SOUTH - COOPERATIVE AGRICULTURAL ASSOCIATION LTD.*	ISRAEL
WIND FARM AVNEI EITAN - COOPERATIVE AGRICULTURAL ASSOCIATION LTD.*	ISRAEL
WIND FARM ODEM - COOPERATIVE AGRICULTURAL ASSOCIATION LTD.*	ISRAEL
WIND FARM ORTAL - COOPERATIVE AGRICULTURAL ASSOCIATION LTD.*	ISRAEL
WIND FARM ALONEI HABASHAN - COOPERATIVE AGRICULTURAL ASSOCIATION LTD.*	ISRAEL
WIND FARM NEVE ATIV - COOPERATIVE AGRICULTURAL ASSOCIATION LTD.*	ISRAEL
WIND FARM KIDMAT TSVI - COOPERATIVE AGRICULTURAL ASSOCIATION LTD.*	ISRAEL
ANT S.R.L	ITALY
BST S.R.L	ITALY
EVO S.R.L	ITALY
GENZANO SOLAR ENERGY S.R.L.	ITALY
GIRAFFE CE 15 S.R.L	ITALY
GIRAFFE CE 18 S.R.L	ITALY
GRAVINA 2 SAN FELICE SOLAR ENERGY S.R.L.	ITALY
GSA GREEN S.R.L	ITALY
MONTEMILONE SOLAR ENERGY S.R.L.	ITALY
NARDÒ SOLAR ENERGY S.R.L.	ITALY
RDP S.R.L	ITALY
STEL RENEWABLE ENERGIES S.R.L	ITALY
SOWI KOSOVO L.L.C	KOSOVO
BALKAN ENERGIES CO-OPERATION U.A	NETHERLANDS
BALKAN ENERGIES CROATIA 1 B.V. (NETHERLANDS)	NETHERLANDS
BALKAN ENERGIES SERBIA 1 B.V.	NETHERLANDS
BALKAN ENERGIES SERBIA 2 B.V. (NETHERLANDS)	NETHERLANDS
ENLIGHT K2-WIND D.O.O. BEOGRAD-NOVI BEOGRAD	SERBIA
EW-K-WIND D.O.O BELGRADE	SERBIA
WIND PARK CREPAJA D.O.O. BEOGARD	SERBIA
ENLIGHT ENERGIA RENOVABLE ESPANA S.L.	SPAIN
GENERACION EÓLICA CASTILLA LA MANCHA – IBERIAN ENERGY SPAIN, S.L.	SPAIN

GENERACION EOLICA CASTILLA LA MANCHA S.L.	SPAIN
HARO SOLAR 1, S.L.	SPAIN
HARO SOLAR 3, S.L.	SPAIN
MINGLANILLA RENOVABLES 400 KV, A.I.E	SPAIN
MW EOLICO, S.L.	SPAIN
PERAL SOLAR 1, S.L.	SPAIN
BJÖRNBERGET VINDKRAFT AB	SWEDEN
PRIME GREEN ENERGY INFRASTRUCTURE FUND S.A., SICAV-RAIF	SWEDEN
VINDPARK MALARBERGET I NORBERG AB (PICASSO)	SWEDEN
CLENERA HOLDINGS LLC	DELAWARE
ENLIGHT RENEWABLE ENERGY LLC	DELAWARE

* Informal English translation from Hebrew.